                               GRADISON-McDONALD

                                  ANNUAL REPORT
                               SEPTEMBER 30, 1996


                        A MONEY MARKET FUND INVESTING IN
                           U.S. GOVERNMENT SECURITIES



                            U.S. GOVERNMENT RESERVES


                               GRADISON-McDONALD

This material is intended for distribution to shareholders of the Gradison-McDonald U.S. Government Reserves Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison-McDonald U.S. Government Reserves Fund.

McDonald & Company Securities, Inc.--Distributor

                               GRADISON-MCDONALD
                            U.S. GOVERNMENT RESERVES

LETTER TO SHAREHOLDERS


                                                       November 7, 1996


Dear U.S. Government Reserves Shareholder:

ANNUAL REPORT September 30 marked the end of the Fund's twenty-first fiscal year. When our Cash Reserves money market fund commenced operations in April 1976, it was one of only 37 money market funds in the nation. There are now more than 1,200 money market funds. With each passing year, it has become more apparent that our depth of experience in the money market fund industry sets us apart from most of our competitors.

Audited financial statements for the 1996 fiscal year can be found on the following pages. The Portfolio of Investments appears on pages 4 and 5. We are gratified that U.S. Government Reserves ranks #12 in assets among 108 Government and Agency funds.

TAX-ADVANTAGED INCOME U.S. Government Reserves money market fund has a policy of investing, whenever possible, in securities of the U.S. Treasury and certain U.S. Government sponsored entities (GSEs) such as the Federal Home Loan Bank, the Student Loan Marketing Association, and the Tennessee Valley Authority. The GSEs that the Fund favors provide investors with income that is exempt from state and local taxes. In 1994, 1995, and so far in 1996, 100% of the Fund's income was derived from such securities.

We believe that our investment focus has the effect of increasing the after tax yield for taxpaying shareholders of U.S. Government Reserves without disadvantaging non-taxable shareholders. At current interest rates, this benefit is worth about 25 basis points on a pretax basis. (A basis point is 0.01%--so 25 basis points is 0.25%). A money market fund that does not produce any state and local tax exempt income must deliver a pre-tax yield about 25 basis points higher than that of U.S. Government Reserves in order to provide the same after-tax result. This example assumes state and local taxes of 5%; consult your tax advisor for your particular situation. At higher tax rates, the benefit derived from U.S. Government Reserves is even greater.

MONEY MARKET DYNAMICS Short term interest rates have been remarkably steady over the past 6 months. At the time of our Semiannual Report, the 7-day average yield of the Fund was 4.55%. At September 30, it was 4.66%; and at this writing it stands at 4.62%.

Economic growth over this period has slowed in the calendar quarter that ended September 30 from the more rapid pace of the earlier 3 months. The current growth trend suggests that the U.S. economy is growing at a near optimal rate. Job growth has reduced the unemployment rate to a level that is generally associated with full employment; and, still, there are few signs of wage inflation. As a result, we believe that the Federal Open Market Committee (FOMC) will hold short term interest rates steady into next year.

                                                 1-800-869-5999  [GRAPHIC]

However, if the economy picks up speed or early inflation indicators suggest impending price increases, the FOMC action could come earlier than the current economic data suggests. In either event, pressure would build for higher short term rates.

Currently, we are targeting weighted average portfolio maturity between 40 and 50 days. We believe that this range provides a good balance between two factors that strongly affect our portfolio management: protecting the value of portfolio securities and providing a competitive yield.

As always, we welcome our shareholders' comments and suggestions.

Very truly yours,

/s/ Paul J. Weston               /s/ C. Stephen Wesselkamper
Paul J. Weston                   C. Stephen Wesselkamper
Executive Vice President         Executive Vice President and Portfolio Manager



                    U.S. GOVERNMENT RESERVES AVERAGE
                      ANNUAL TOTAL RETURN PERIODS
                       ENDED SEPTEMBER 30, 1996           CONSUMER PRICE INDEX

10 Years                         5.43%                              3.68%
5 Years                          3.86%                              2.87%
3 Years                          4.30%                              2.88%
1 Year                           4.86%                              3.07%
Quarter*                         1.18%                              0.70%

* Not annualized.

The chart above is intended to compare the total return results of the U.S. Government Reserves with the Consumer Price Index which is widely considered as a measure of inflation. Total returns reflect the reinvestment and compounding of actual daily dividends and distributions for each period noted above. Total returns are historical and will fluctuate in the future.

Gradison-McDonald U.S. Government Reserves acquired all of the outstanding shares of Gradison Cash Reserves (GCR), Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. on September 27, 1993. Returns prior to that date are those of GCR, which invested in non-government obligations, the yields of which generally exceed yields of government obligations.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period) (Note 3)

                                                                YEAR ENDED SEPTEMBER 30,
                                              --------------------------------------------------------
                                                1996        1995        1994        1993(2)     1992(2)

Net asset value at beginning of period        $  1.000    $  1.000    $  1.000       $ 1.000     $ 1.000
                                              --------    --------    --------       -------     -------
Net investment income                             .047        .050        .029          .025        .037
Dividends from net investment income             (.047)      (.050)      (.029)        (.025)      (.037)
                                              --------    --------    --------       -------     -------
Net asset value at end of period              $  1.000    $  1.000    $  1.000       $ 1.000     $ 1.000
                                              ========    ========    ========       =======     =======
Total return                                     4.86%       5.10%       2.97%         2.55%       3.83%
                                              ========    ========    ========       =======     =======
RATIOS/SUPPLEMENTAL DATA:X

Net assets at end of period (in millions)     $1,333.1    $1,224.1    $1,001.2        $979.8      $575.9

RATIOS NET OF EXPENSES WAIVED BY THE ADVISER:

    Ratio of expenses to average net assets       .75%        .78%        .80%(1)       .81%        .75%
    Ratio of net investment income to
      average net assets                         4.72%       5.00%       2.90%(1)      2.53%       3.77%

(1) During the year ended September 30, 1994, the adviser absorbed expenses of the Fund through waiver of a portion of the investment advisory fee. Assuming no waiver of expenses, the ratio of expenses to average net assets was .81% and the ratio of net investment income to average net assets was 2.89%.

(2) Prior to September 27, 1993, the financial results are those of Gradison Cash Reserves, the assets and liabilities of which were acquired by the Fund effective September 27, 1993 (Note 1).

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996

     MATURITY,       INTEREST      PRINCIPAL
    COUPON RATE       RATE(2)        AMOUNT                VALUE

FEDERAL FARM CREDIT BANKS, DISCOUNT NOTES - 12.06%
     10/01/96         5.15%       $ 5,000,000          $ 5,000,000
     10/03/96         5.19         14,000,000           13,995,963
     10/09/96         5.20         15,000,000           14,982,667
     10/10/96         5.27         12,000,000           11,984,190
     10/11/96         5.23         16,400,000           16,376,174
     10/15/96         5.22         10,860,000           10,837,954
     10/21/96         5.21         12,000,000           11,965,267
     10/24/96         5.28         10,000,000            9,966,267
     10/29/96         5.38         11,625,000           11,576,356
     11/01/96         5.36         10,000,000            9,953,844
     11/14/96         5.25         18,810,000           18,689,410
     12/17/96         5.27         25,000,000           24,718,469
                                                       -----------
                                                       160,046,561
                                                       -----------

FEDERAL FARM CREDIT BANKS, BONDS - 1.77%

     11/01/96, 5.60%  5.49         10,000,000           10,000,820
     11/01/96, 5.45%  5.45         13,525,000           13,523,639
                                                       -----------
                                                        23,524,459
                                                       -----------

FEDERAL FARM CREDIT BANKS,
  FLOATING RATE NOTES(1) - 18.01%

     1/13/97          5.22         26,000,000           25,987,068
     1/22/97          5.21         13,000,000           12,992,563
     4/01/97          5.41         50,000,000           49,986,696
     5/01/97          5.56         50,000,000           49,977,348
     6/13/97          5.57         50,000,000           50,000,000
     6/27/97          5.52         50,000,000           49,982,312
                                                       -----------
                                                       238,925,987
                                                       -----------

FEDERAL FARM CREDIT BANKS,
  FLOATING RATE MASTER NOTE(1) - 7.91%

     10/16/96         5.36        105,000,000          105,000,000
                                                       -----------


     MATURITY,       INTEREST      PRINCIPAL
    COUPON RATE       RATE(2)        AMOUNT                VALUE

FEDERAL FARM CREDIT BANKS, DISCOUNT NOTES - 12.06%

     10/02/96         5.28%       $ 7,915,000          $ 7,913,839
     10/03/96         5.22         15,000,000           14,995,650
     10/07/96         5.28          6,200,000            6,194,544
     10/08/96         5.16         19,200,000           19,180,736
     10/10/96         5.22          9,405,000            9,392,726
     10/15/96         5.31         50,000,000           49,896,799
     10/17/96         5.16         25,000,000           24,942,667
     10/21/96         5.33          8,400,000            8,375,127
     10/24/96         5.18         37,000,000           36,877,551
     10/28/96         5.20          7,985,000            7,953,858
     11/21/96         5.19         61,000,000           60,551,483
     11/27/96         5.40         19,495,000           19,328,318
     12/04/96         5.37         25,000,000           24,761,333
     12/12/96         5.37         15,000,000           14,838,900
     12/17/96         5.40          6,300,000            6,227,235
     12/19/96         5.40         15,000,000           14,822,250
      1/10/97         5.43          8,465,000            8,336,043
      1/23/97         5.44         22,585,000           22,195,936
      1/28/97         5.43         15,000,000           14,730,762
      2/03/97         5.33         10,000,000            9,814,931
      3/06/97         5.34         10,000,000            9,768,600
      3/12/97         5.32         10,000,000            9,760,600
      3/18/97         5.33         10,000,000            9,751,267
      4/10/97         5.48         15,000,000           14,563,883
                                                       -----------
                                                       425,175,038
                                                       -----------

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996

    MATURITY,       INTEREST     PRINCIPAL
   COUPON RATE      RATE(2)        AMOUNT           VALUE

FEDERAL HOME LOAN BANKS, BONDS - 6.75%
  1/02/97, 5.42%      5.42%     $ 5,000,000      $ 5,000,000
  1/03/97, 5.53%      5.56        5,400,000        5,399,567
  1/29/97, 5.24%      5.30       25,000,000       24,994,918
  3/05/97, 5.30%      5.30       25,000,000       25,000,000
  3/06/97, 5.04%      5.25       20,000,000       19,982,562
  6/20/97, 6.11%      6.11        9,150,000        9,150,000
                                                 -----------
                                                  89,527,047
                                                 -----------
FEDERAL HOME LOAN BANKS,
  FLOATING RATE NOTES(1) - 8.29%

 11/13/96             5.21       10,000,000        9,999,530
  3/27/97             5.29       50,000,000       49,977,557
  9/26/97             5.36       50,000,000       49,961,189
                                                 -----------
                                                 109,938,276
                                                 -----------


    MATURITY,       INTEREST     PRINCIPAL
   COUPON RATE      RATE(2)        AMOUNT           VALUE

STUDENT LOAN MARKETING ASSOCIATION,
  FLOATING RATE NOTES(1) - 3.02%

  10/30/97             5.67%   $ 20,000,000     $  20,038,448
  11/24/97             5.49      20,000,000        20,000,000
                                                -------------
                                                   40,038,448
                                                -------------

TENNESSEE VALLEY AUTHORITY, DISCOUNT NOTES - 6.35%

 10/09/96              5.22      10,000,000         9,988,400
 10/23/96              5.23      58,000,000        57,814,625
 11/07/96              5.20      16,500,000        16,411,817
                                                -------------
                                                   84,214,842
                                                -------------
U.S. TREASURY NOTES - 3.79%

  1/31/97, 7.50%       5.33      20,000,000        20,138,690
  2/28/97, 6.88%       5.59      30,000,000        30,150,927
                                                -------------
                                                   50,289,617
                                                -------------

TOTAL INVESTMENTS, AT VALUE
  (Cost $1,326,680,275) - 100%                 $1,326,680,275
                                               ==============

  (1) For regulatory purposes, the maturity date of floating rate securities with market prices that approximate par is considered to be the date upon which the next readjustment of the interest rate can occur.
  (2) The interest rates disclosed in the portfolio of investments are as follows:
      - U.S. Government Agency discount notes - the discount rate at the time of purchase;
      - U.S. Treasury notes and U.S. Government Agency bonds - the yield to maturity at the time of purchase;
      - U.S. Government Agency floating rate notes - the nominal coupon rate at September 30, 1996.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES



                                                                                SEPTEMBER 30, 1996

ASSET
    Investments in securities, at value (Note 1) (Cost $1,326,680,275)            $1,326,680,275
    Interest receivable                                                                7,062,276
    Prepaid expenses and other assets                                                    691,123
                                                                                   -------------
       TOTAL ASSETS                                                                1,334,433,674
                                                                                   -------------
LIABILITIES

    Accrued investment advisory fee (Note 2)                                             466,773
    Payable for Fund shares redeemed                                                     433,830
    Other accrued expenses payable to adviser (Note 2)                                   291,706
    Other accrued expenses and liabilities                                               178,182
                                                                                   -------------
       TOTAL LIABILITIES                                                               1,370,491
                                                                                   -------------
NET ASSETS

    Equivalent to $1.00 per share on 1,333,063,183 outstanding shares (Note 1)
    ($.01 par value - unlimited number of shares authorized)                      $1,333,063,183
                                                                                   =============


                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS


                                                                                              YEAR ENDED
                                                                                          SEPTEMBER 30, 1996

  INTEREST INCOME                                                                                       $73,584,299

  EXPENSES:
   Investment advisory fee (Note 2)                                                 $ 6,078,331
   Transfer agency fees (Note 2)                                                      2,026,000
   Distribution (Note 2)                                                              1,334,962
   Accounting services fees (Note 2)                                                    153,364
   Printing                                                                             115,801
   Registration fees                                                                    100,564
   ICI dues                                                                              53,232
   Professional fees                                                                     50,529
   Trustees' fees (Note 2)                                                               43,822
   Insurance                                                                             35,485
   Other                                                                                103,914
                                                                                     ----------
      TOTAL EXPENSES                                                                                     10,096,004
                                                                                                        -----------
  NET INVESTMENT INCOME                                                                                 $63,488,295
                                                                                                        ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                               --------------------------------------
                                                                                    1996                   1995

  FROM NET INVESTMENT INCOME                                                  $    63,488,295        $     55,329,396
                                                                                -------------           -------------
  FROM DIVIDENDS TO SHAREHOLDERS                                                  (63,488,295)            (55,329,396)
                                                                                -------------           -------------
  FROM FUND SHARE TRANSACTIONS:
  (at a constant net asset value of $1.00 per share)
  Proceeds from shares sold                                                     5,411,348,184           5,412,404,275
  Net asset value of shares issued in reinvestment of dividends                    63,488,295              55,329,396
  Payments for shares redeemed                                                 (5,365,902,757)         (5,244,837,425)
                                                                                -------------           -------------
      Increase in net assets from Fund share transactions                         108,933,722             222,896,246
                                                                                -------------           -------------
  TOTAL INCREASE IN NET ASSETS                                                    108,933,722             222,896,246
NET ASSETS:

  Beginning of year                                                             1,224,129,461           1,001,233,215
                                                                                -------------           -------------
  End of year                                                                  $1,333,063,183          $1,224,129,461
                                                                                =============           =============

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison-McDonald Cash Reserves Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Effective with the start of business on September 27, 1993 (the Reorganization Date) all of the outstanding shares of the Gradison Cash Reserves (GCR) series of the Trust, Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. were acquired by a new series of the Trust, Gradison-McDonald U.S. Government Reserves (the Fund).

The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The following is a summary of significant accounting policies followed by the Trust in the preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for that period. Actual results could differ from those estimates.

SECURITIES VALUATION -- Investments are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share.

SECURITIES TRANSACTIONS AND INTEREST INCOME -- Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is accrued as earned and includes any immaterial gains or losses realized from securities transactions during the year.

FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS -- Fund shares are sold and redeemed on a continuing basis at the net asset value. The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. All of the net investment income of the Fund is declared as a dividend and paid in additional shares once daily. Net investment income consists of all interest income accrued on the portfolio securities of the Fund, plus or minus amortized purchase discount or premium, less accrued expenses. Share purchases effective before 12:00 noon (Eastern time) earn dividends that day. Redemption requests received before 12:00 noon will not receive that day's dividend.

TAXES -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Trust so qualifies, and distributes at least 90% of its taxable net income, the Trust will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Trust's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax basis of investments is equal to the amortized cost as shown on the Portfolio of Investments.

NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. (McDonald), a registered investment adviser and securities dealer, pursuant to the

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996


terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Trust pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's average daily net assets at the annual rate of
 .50% on the first $400 million, .45% on the next $600 million, .40% on the next $1 billion and .35% on any amounts in excess of $2 billion.

Under the terms of the Agreement, McDonald bears the costs of salaries and related expenses of executive officers of the Trust who are necessary for the management and operations of the Trust. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Trust's trustees who are affiliated with McDonald.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Trust. The Trust pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $23.50 per shareholder account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Trust pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .015% on the first $400 million, .0125% on the next $300 million, .01% on the next $300 million and .0075% on any amount in excess of $1 billion, with a minimum annual fee of $25,000.

Under the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Trust has entered into an agreement with McDonald pursuant to which the Trust pays McDonald a service fee in the annual amount of .10% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $6,000 payable in quarterly installments for service during each fiscal quarter, (b) $500 for each Board of Trustees meeting attended and (c) $300 for each committee meeting attended. Each trustee not serving on other Gradison-McDonald Mutual Fund Boards of Trustees receives an additional $500 for each meeting attended.

                                                           Grandison-McDonald


                                     ARTHUR
                                    ANDERSEN

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Gradison-McDonald U.S. Government Reserves series of the Gradison-McDonald Cash Reserves Trust:

We have audited the accompanying statement of assets and liabilities of the Gradison-McDonald U.S. Government Reserves, a series of the Gradison-McDonald Cash Reserves Trust (a Massachusetts business trust), including the portfolio of investments, as of September 30, 1996, the related statement of operations for the year then ended, and the statements of changes in net assets for the periods indicated thereon, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 1992, of the Gradison-McDonald U.S. Government Reserves series of the Gradison-McDonald Cash Reserves Trust, was audited by other auditors whose report dated October 22, 1992, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison-McDonald U.S. Government Reserves series of the Gradison-McDonald
Cash Reserves Trust as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for the periods indicated thereon, and the financial highlights for each of the four periods in the period then ended, in conformity with generally accepted accounting principles.

Cincinnati, Ohio,
October 25, 1996                                  /s/ Arthur Andersen LLP